EXHIBIT 10.3

JONES APPAREL GROUP, INC.
1999 STOCK INCENTIVE PLAN

(as amended on May 18, 2005)

        1. Purpose of the 1999 Stock Incentive Plan.  Jones Apparel Group, Inc. (the "Company") desires to attract and retain the best available talent and to encourage the highest level of performance.  The 1999 Stock Incentive Plan (the "Stock Incentive Plan") is intended to contribute significantly to the attainment of these objectives by (i) providing long-term incentives and rewards to all key employees of the Company (including officers and directors who are key employees of the Company and also including key employees of any subsidiary of the Company which may include officers or directors of any subsidiary of the Company who are also key employees of said subsidiary), and those directors and officers, consultants, advisers, agents or independent representatives of the Company or of any subsidiary (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Company or of any subsidiary, (ii) assisting the Company and any subsidiary in attracting and retaining Eligible Individuals with experience and ability, and (iii) associating more closely the interests of such Eligible Individuals with those of the Company's stockholders.

        2. Scope and Duration of the Stock Incentive Plan.  Under the Stock Incentive Plan, options ("Options") to purchase shares of common stock, par value $.01 per share ("Common Stock"), may be granted to Eligible Individuals.  Options granted to employees (including officers and directors who are employees) of the Company or a subsidiary corporation thereof, may, at the time of grant, be designated by the Company's Board of Directors either as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code") or as nonqualified stock options.  Stock appreciation rights (the "Rights") may be granted in association with Options.  Shares of Common Stock subject to restrictions and granted pursuant to Paragraph 7 of the Stock Incentive Plan ("Restricted Stock") may also be granted to Eligible Individuals hereunder.  The grant of any of an Option, a Right and/or Restricted Stock is sometimes referred to herein as an "Award." The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Incentive Plan is 20,500,000 shares of Common Stock, which shares of Common Stock may be authorized but unissued shares of Common Stock or shares of Common Stock, which shall have been or which may be reacquired by the Company, as the Board of Directors of the Company shall from time to time determine.  Restricted Stock issued pursuant to the Stock Incentive Plan, even while subject to restrictions, will be counted against the maximum number of shares issuable hereunder.  Such aggregate numbers shall be subject to adjustment as provided in Paragraph 11.  If an Option shall expire or terminate for any reason without having been exercised in full or surrendered in full in connection with the exercise of a Right, the shares of Common Stock represented by the portion of the Option not so exercised or surrendered shall (unless the Stock Incentive Plan shall have been terminated) become available for other Awards of Options under the Stock Incentive Plan, except that up to 4,000,000 shares of Common Stock represented by Options granted from and after May 19, 2004 which are not so exercised or surrendered shall (unless the Stock Incentive Plan shall have been terminated) become available for other Awards of either Options or Restricted Stock under the Stock Incentive Plan.  If Restricted Stock is forfeited for any reason, the forfeited shares of Restricted Stock shall (unless the Stock Incentive Plan shall have been terminated) become available for other Awards of Restricted Stock or Options under the Stock Incentive Plan.  Subject to Paragraph 14, no Option, Right or Restricted Stock shall be granted under the Stock Incentive Plan after May 19, 2009.

        3. Administration of the Stock Incentive Plan.

            (a) This Stock Incentive Plan will be administered by the Board of Directors of the Company (the "Board of Directors"). The Board of Directors, in its discretion, may designate a Compensation Committee (the "Compensation Committee" or "Committee") composed of at least two members of the Board of Directors to administer this Stock Incentive Plan.  Members of the Compensation Committee shall meet such qualifications as the Board of Directors may determine; provided, however, that each member shall qualify as a "Non-Employee Director" under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as an "Outside Director" as defined in Code Section 162(m) and any regulations promulgated thereunder.  The Board, in its discretion, may also designate a CEO Committee (the "CEO Committee"), composed of the director of the Company who is serving as the Company's chief executive officer.

            (b)  The Board of Directors or the Committee (hereinafter, the terms "Compensation Committee" or "Committee", shall mean the Board of Directors whenever no such Compensation Committee has been designated), shall have authority in its discretion, subject to and not inconsistent with the express provisions of this Stock Incentive Plan, to direct the grant of Awards; to determine the purchase price of the Common Stock covered by each Award; the Eligible Individuals to whom, and the time or times at which, Awards shall be granted and subject to the maximum set forth in Paragraph 4 hereof, the number of shares of Common Stock to be covered by each Award; to designate Options as ISOs; to direct the grant of Rights in connection with any Option; to interpret the Stock Incentive Plan; to determine the time or times at which Options may be exercised; to determine the terms and conditions of the restrictions relating to the Restricted Stock (which restrictions may vary among Awards as the Committee shall deem appropriate); to prescribe, amend and rescind rules and regulations relating to the Stock Incentive Plan, including, without limitation, such rules and regulations as it shall deem advisable, so that transactions involving Awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act"); to determine the terms and provisions of and to cause the Company to enter into agreements with Eligible Individuals in connection with Awards granted under the Stock Incentive Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock Incentive Plan. Notwithstanding the foregoing, except as provided in Section 11, the Committee shall not have the authority to reduce the exercise price of any outstanding Option, to offer to grant any new Option in exchange for the cancellation of an outstanding Option with a higher exercise price, to increase the maximum number of shares of Common Stock reserved for issuance under the Stock Incentive Plan or to alter the classes of persons constituting Eligible Individuals.

        Members of the Committee shall serve at the pleasure of the Board of Directors.  The Committee shall have and may exercise all of the powers of the Board of Directors under the Stock Incentive Plan, other than the power to appoint a director to Committee membership.  A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the acts of the Committee. The Committee may also act by instrument signed by a majority of the members of the Committee.

        Every action, decision, interpretation or determination by the Committee with respect to the application or administration of this Stock Incentive Plan shall be final and binding upon the Company and each person holding any Award granted under this Stock Incentive Plan.

            (c)  Subject to the express provisions of this Plan, the Committee shall have the authority, in its discretion, to delegate to the CEO Committee the authority to direct the grant of Awards to Eligible Individuals (as such term is defined in the Plan), solely in connection with either the hiring or the promotion of such Eligible Individuals by the Company or by any subsidiary of the Company and, in connection with such Awards, to determine the purchase price of the Common Stock covered by such Awards, the number of shares of Common Stock to be covered by such Awards, to designate any such Awards of Options as ISOs, to direct the grant of Rights in connection with any such Options, to determine the time or times at which such Options may be exercised, and to determine the terms and conditions of the restrictions relating to such Awards of Restricted Stock; provided, however, that the CEO Committee shall have no authority to (i) grant Awards to the chief executive officer of the Company or to any other Eligible Individual who at the time of the Award is, or is reasonably expected to become, subject to the provisions of Section 16 of the Exchange Act, pursuant to Rule 16a-2 under the Exchange Act, (ii) during any calendar year, grant Options to purchase more than 200,000 shares of Common Stock in the aggregate or grant more than 75,000 shares of Restricted Stock in the aggregate, (iii) grant to any Eligible Individual Awards of Options to purchase more than 25,000 shares of Common Stock in the aggregate and/or Awards of more than 10,000 shares of Restricted Stock in the aggregate or (iv) grant Awards that are inconsistent with the express provisions of the Plan.

        4. Eligibility: Factors to be Considered in Granting Awards and Designating ISOs.

            (a) Awards may be granted only to (i) key employees (including officers and directors who are employees) of the Company or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) directors or officers of the Company or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Company or a subsidiary thereof.  In determining the persons to whom Awards shall be granted and the number of shares of Common Stock to be covered by each Award, the Committee, or, if applicable, the CEO Committee, shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Company's (including subsidiaries') successful operation and such other factors as the Board of Directors in its discretion shall deem relevant.  Subject to the provisions of Paragraph 2 and clause (c) below, an Eligible Individual may receive Awards on more than one occasion under the Stock Incentive Plan.  No person shall be eligible for an Award if he shall have filed with the Secretary of the Company an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Company an instrument of revocation, which revocation will be effective upon such filing.

            (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Company and any subsidiary corporation thereof) may not exceed $100,000.

            (c) In no event shall any Eligible Individual be granted Options to purchase more than 3,000,000 shares of Common Stock or shares of Restricted Stock as Performance-Based Awards (as defined in paragraph 12) in excess of 1,500,000 over the ten-year term of this Stock Incentive Plan.

        5. Awards of Options.

(a) Options.

        (i) The purchase price per share of the Common Stock covered by each Option shall be established by the Committee, or, if applicable, the CEO Committee, but in no event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted; provided, however, that if an Option is granted prior to May 19, 2004 to a director of the Company for services solely as a director, and such grant is approved by the Board of Directors, the purchase price may be less than such fair market value.  If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the latest bid and asked prices) of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication.  In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances.  If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value.

         (ii) In the case of an employee who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the employer corporation or of its parent or a subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

        (b) Term of Options.  The term of each Option shall be fixed by the Committee, or, if applicable, the CEO Committee, but in no event shall it be exercisable more than 10 years from the date of grant in the case of Options granted prior to May 28, 2003, or more than seven years from the date of grant in the case of Options granted from and after May 28, 2003, in each case, subject to earlier termination as provided in Paragraphs 9 and 10.  An ISO granted to a 10% Holder shall not be exercisable more than five years from the date of grant.

        (c) Exercise of Options.

        (i) Subject to the provisions of the Stock Incentive Plan, an Option granted to an employee under the Stock Incentive Plan shall become fully exercisable at such time or times as the Committee or, if applicable, the CEO Committee, in its sole discretion shall determine at the time of the granting of the Option or thereafter, except that in no event shall any such Option be exercisable later than 10 years after its grant in the case of Options granted prior to May 28, 2003, or more than seven years from the date of grant in the case of Options granted from and after May 28, 2003.

        (ii) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

        (iii) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided, that the purchase price may be paid (i) in whole or in part, by surrender or delivery to the Company of previously-owned securities of the Company already beneficially owned by the Optionee for at least six months and having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, or (ii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise.  Fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant.  In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements.

        (iv) Except as provided in Paragraphs 9 and 10, no Option may be exercised unless the original grantee thereof is then an Eligible Individual.

        (v) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

        (vi) Notwithstanding any other provision of this Stock Incentive Plan, the Company shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Company's Common Stock may then be listed.

        6. Awards and Exercise of Rights.

            (a) A Right may be awarded by the Committee, or, if applicable, the CEO Committee, in association with any Option either at the time such Option is granted or at any time prior to the exercise, termination or expiration of such Option.  Each such Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent such Option is exercisable, and the Right Value, as hereinafter defined, is a positive amount.

            (b) A Right shall entitle the holder to surrender to the Company unexercised the related Option (or any portion or portions thereof which the holder from time to time shall determine to surrender for this purpose) and to receive in exchange therefor, subject to the provisions of the Stock Incentive Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to the product of (A) the "Right Value" of one share of Common Stock, as hereinafter defined, and (B) the number of shares of Common Stock called for by the Option, or portion thereof, which is surrendered.  For purposes of the Stock Incentive Plan, the Right Value of one share of Common Stock shall be the excess of: (i) the fair market value of one share of Common Stock on the date on which the Right is exercised, over (ii) the purchase price per share of the Common Stock covered by the surrendered Option.   The date on which the Committee shall receive notice from the holder of the exercise of a Right shall be considered the date on which the Right is exercised.

        Upon exercise of a Right, a holder shall indicate to the Committee what portion of the payment he desires to receive in cash and what portion in shares of Common Stock of the Company; provided, that the Board of Directors shall have sole discretion to determine in any case or cases that payment will be made in the form of all cash, all shares of Common Stock, or any combination thereof.  If the holder is to receive a portion of such payment in shares of Common Stock, the number of shares of Common Stock shall be determined by dividing the amount of such portion by the fair market value of one share of Common Stock on the date on which the Right is exercised.  The number of shares of Common Stock which may be received pursuant to the exercise of a Right may not exceed the number of shares of Common Stock covered by the related Option, or portion thereof, which is surrendered.  No fractional shares of Common Stock will be issued, but instead cash will be paid for any such fractional share of Common Stock.

        No payment will be required from the holder upon exercise of a Right, except that the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of cash or a certificate representing shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements, and the Company shall have the right to deduct from any payment any taxes required by law to be withheld by the Company with respect to such payment.

            (c) The fair market value of one share of Common Stock for the date on which a Right is exercised shall be determined as provided in Paragraph 5 for the determination of such value on the date of grant.

            (d) Upon exercise of a Right, the number of shares of Common Stock subject to exercise under the related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option, or portion thereof, which is surrendered.  Shares of Common Stock subject to Options, or portions thereof, which are surrendered in connection with the exercise of Rights shall not be available for subsequent Option or Restricted Stock grants under the Stock Incentive Plan.

            (e) Whether payments upon exercise of Rights are made in cash, shares of Common Stock or a combination thereof, the Committee shall have the sole discretion as to the timing of the payments, including whether payment shall be made in a lump sum or installments, but payments may not be deferred beyond the first business day of the twenty-fifth calendar month next following the month of exercise of a Right.  Deferred payments may bear interest at a rate determined by the Committee, provided that such rate of interest shall not be less than the lowest rate which avoids imputation of interest at a higher rate under the Code.  The Board of Directors may make such further provisions and adopt such rules and regulations as it shall deem appropriate, not inconsistent with the Stock Incentive Plan, related to the timing of the exercise of a Right and the determination of the form and timing of payment to the holder upon such exercise.

        7. Awards of Restricted Stock.  The Committee, or, if applicable, the CEO Committee, may authorize the issuance or transfer of shares of Restricted Stock to Eligible Individuals either alone or in addition to other Awards under the Stock Incentive Plan.  The terms and conditions of the vesting of an Award of Restricted Stock shall be set forth in the Agreement with the recipient thereof, except that Awards of Restricted Stock that will fully vest in fewer than three years from the date of grant may not exceed 5% of the total number of shares of Common Stock reserved for issuance under the Stock Incentive Plan.  The Committee, or, if applicable, the CEO Committee, may condition the grant of Restricted Stock upon the attainment of specified performance goals pursuant to Paragraph 12 hereof or such other factors as the Committee, or, if applicable, the CEO Committee, may determine, in its sole discretion.  Awards of Restricted Stock shall also be subject to the following provisions:

            (a) The Restricted Stock may be issued at a purchase price less than the fair market value thereof or for no consideration, as determined by the Committee, or, if applicable, the CEO Committee.

            (b) Restricted Stock may be subject to: (i) restrictions on the sale or other disposition thereof, (ii) rights of repurchase or first refusal, and (iii) such other restrictions, conditions and terms as the Committee, or, if applicable, the CEO Committee, deems appropriate.

            (c) Each Award of Restricted Stock will constitute an immediate transfer of ownership of such shares, entitling the recipient to dividend, voting and other ownership rights.

The holder of Restricted Stock shall not be required to return any dividends received thereon to the Company in the event of the forfeiture of such shares.

            (d) The Committee shall determine whether shares of Restricted Stock are to be held in escrow by the Company or by an escrow agent appointed by the Committee, or if such shares are to be delivered to the recipient of the Award with an appropriate legend referring to the terms, conditions and restrictions applicable to the Award, in substantially the following form:

"The sale, transfer, alienation, attachment, assignment, pledge or encumbrance of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Jones Apparel Group, Inc. 1999 Stock Incentive Plan and an Agreement entered into by the registered owner and the Company dated __________.  Copies of such Plan and Agreement are on file at the offices of the Company.   Any attempt to dispose of these shares in contravention of the applicable restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect."

If and when all restrictions on such shares have lapsed without a prior forfeiture of the shares, such legend shall be removed from the certificate representing the shares.

        8. Nontransferability of Awards.  No Award granted under the Stock Incentive Plan shall be transferable, other than by will or by the laws of descent and distribution, except that all or any portion of an Option (other than Options which are ISOs) may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of a holder of such Option, subject to such restrictions on transfer which may be imposed by federal and state securities laws, and if prior thereto the transferee agrees to be bound by the terms of the Stock Incentive Plan and the Options, as the case may be ("Permitted Transferee").  Options which are ISOs may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

        9. Termination of Relationship to the Company.

            (a) In the event that any original grantee of an Option or Right shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Paragraph 10, such Award may (subject to the provisions of the Stock Incentive Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option or Right at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within three months after such termination (or for such other period following termination as the grantee and the Company may have agreed to in writing), but not more than 10 years (five years in the case of a 10% Holder) after the date on which such Award was granted or the expiration of the Award, if earlier.   Notwithstanding the foregoing, except as provided in Paragraph 10, if the position of an original grantee shall be terminated by the Company or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the written consent of the

Company or any subsidiary corporation thereof, as the case may be, the Options or Rights granted to such person, whether held by such person or by a Permitted Transferee shall, to the extent not theretofore exercised, forthwith terminate immediately upon such termination. Subject to such exceptions as may be determined by the Committee, in the event any original Restricted Stock grantee shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Paragraph 10, all shares of Restricted Stock remaining subject to applicable restrictions shall be forfeited by the recipient and be immediately transferred to, and reacquired by, the Company at no cost to the Company.

            (b) Other than as provided in Paragraph 10(a), Awards granted under the Stock Incentive Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

            (c) Any Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates or the date other positions or relationships terminate for purposes of the Stock Incentive Plan and the effect of leaves of absence, which provisions may vary from one another.

            (d) Nothing in the Stock Incentive Plan or in any Award pursuant to the Stock Incentive Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Company or any subsidiary corporation thereof (or the right to be retained by, or have any continued relationship with, the Company or any subsidiary corporation thereof), or affect the right of the Company or any such subsidiary corporation thereof, as the case may be, to terminate his employment, retention or relationship at any time.  The grant of any Award pursuant to the Stock Incentive Plan shall be entirely in the discretion of the Committee, or, if applicable, the CEO Committee, and nothing in the Stock Incentive Plan shall be construed to confer on any Eligible Individual any right to receive any Award under the Stock Incentive Plan.

        10. Death, Disability or Retirement.

            (a) If a person to whom an Award has been granted under the Stock Incentive Plan shall (i) die (and the conditions in sub-paragraph (b) below are met), or (ii) become permanently and totally disabled or enter retirement (as such terms are defined below) while serving as an Eligible Individual, then the following provisions shall apply: (A) in the case of an Option or Stock Appreciation Right, the Award shall become immediately fully exercisable and the period for exercise provided in Paragraph 9 shall be extended to (i) one year after the date of death of the original grantee, or (ii) in the case of the permanent and total disability of the original grantee, to one year after the date of permanent and total disability of the original grantee, or (iii) three years in the case of a retirement (as defined below), but, in any case, not more than 10 years (five years in the case of a 10% Holder) after the date such Award was granted, or the expiration of the Award, if earlier, as shall be prescribed in the original grantee's Award Agreement, and (B) in the case of Restricted Stock, the period of restrictions applicable to all unvested shares shall terminate on the date of termination of employment by reason of retirement, disability or death.  An Award may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or the person or persons to whom the holder's rights under the Award pass by will or applicable law, or if no such person has the right, by his executors or administrators; or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

            (b) In the case of death of a person to whom an Award was originally granted, the provisions of subparagraph (a) apply if such person dies (i) while in the employ of the Company or a subsidiary corporation thereof or while serving as an Eligible Individual of the Company or a subsidiary corporation thereof or (ii) within three months after the termination of such position other than termination for cause, or voluntarily on the original grantee's part and without the consent of the Company or a subsidiary corporation thereof, or (iii) within three years following his retirement.

            (c) The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

            (d) The term "retirement" as used above shall mean voluntary termination of employment with the Company or a subsidiary corporation thereof by the Eligible Individual, with the approval of the Company, with at least 10 years of service and (i) in the case of Awards granted to the Eligible Individual on or prior to December 31, 2005,  after attaining age 55 or (ii) in the case of Awards granted to the Eligible Individual from and after January 1, 2006, after attaining age 60, or if the individual has not attained age 55 or age 60, as applicable, and/or has fewer than 10 years of service, the Company determines that circumstances exist that warrant the granting of retirement status.

11. Adjustments upon Changes in Capitalization.  Notwithstanding any other provision of the Stock Incentive Plan, in the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like, the Committee may appropriately adjust the aggregate number and class of shares of Common Stock as to which Awards may be granted under the Stock Incentive Plan, the maximum number and class of shares that may be awarded to any Eligible Individual, the number and class of shares subject to outstanding Awards, and the Option or Restricted Stock price per share.  In the event of (i) the dissolution or liquidation of the Company, or (ii) the disposition by the Company of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative or if (iii) a "change in control" (as hereinafter defined) of the Company has occurred or is about to occur, then, if the Committee shall so determine: (A) with respect to Options, each Option under the Stock Incentive Plan, if such event shall occur with respect to the Company, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, shall (x) become immediately and fully exercisable or (y) terminate simultaneously with the happening of such event, and the Company shall pay the Optionee in lieu thereof an amount equal to (a) the excess of the fair market value over the exercise price of one share on the date on which such event occurs, multiplied by (b) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable, and (B) with respect to Restricted Stock, any Restricted Stock not forfeited prior to the change in control shall become immediately and fully vested, and the Committee shall have sole discretion to waive automatic forfeitures, if any, arising from the change in control.

        12. Performance-Based Awards.  Certain Awards of Restricted Stock granted under the Stock Incentive Plan may be granted, in the sole discretion of the Committee, in a manner constituting "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.  Such Awards (the "Performance-Based Awards") shall be based upon one or more of the following factors: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, sales, cash flow, market share, relative performance to a group of companies comparable to the Company, and strategic business criteria consisting of one or more objectives based on the Company's meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures.  With respect to Performance-Based Awards, (i) the Committee shall establish in writing the objective performance-based goals applicable to a given fiscal period no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to any recipient for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

        13. Effectiveness of the Stock Incentive Plan.  Awards may be granted under the Stock Incentive Plan, subject to its authorization and adoption by stockholders of the Company, at any time or from time to time after its adoption by the Committee, but the amendment and restatement of the Stock Incentive Plan shall not be effective unless it shall have been authorized and adopted by a majority of the votes properly cast thereon at a meeting of stockholders of the Company duly called and held after the date of adoption of the amended and restated Stock Incentive Plan by the Board of Directors.  If so adopted, the amended and restated Stock Incentive Plan shall become effective as of the date of its adoption by the Board of Directors.  The exercise of Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act") shall be effective, or other provisions satisfactory to the Committee shall have been made to ensure that such exercise will not result in a violation of such Act, and such other qualification under any state or Federal law, rule or regulation as the Company shall determine to be necessary or advisable shall have been effected.  If the shares of Common Stock issuable upon exercise of an Option or if shares of Restricted Stock are not registered under such Act, and if the Committee shall deem it advisable, the recipient may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Stock Incentive Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such recipient will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Company may reasonably impose.

        14. Termination and Amendment of the Stock Incentive Plan.  The Board of Directors of the Company may amend, modify or terminate the Stock Incentive Plan at any time prior to the termination of the Stock Incentive Plan, except that no amendment may be made without shareholder approval (i) if the Board of Directors determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act, for which or with which the Board of Directors determines that it is desirable to qualify or comply, or (ii) if such amendment grants the Committee the authority, except as provided for in Section 11, to (a) reduce the exercise price of any outstanding Option, (b) offer to grant any new Option in exchange for the cancellation of an outstanding Option with a higher exercise price, (c) increase the maximum number of shares of Common Stock reserved for issuance under the Stock Incentive Plan, (d) alter the classes of persons constituting Eligible Individuals or (e) grant Awards of Restricted Stock that will fully vest in fewer than three years from the date of grant in excess of 5% of the total number of shares of Common Stock reserved for issuance under the Stock Incentive Plan.  No suspension, termination, modification or amendment of the Stock Incentive Plan may, without the express written consent of the Eligible Individual (or his Permitted Transferee) to whom an Award shall theretofore have been granted, adversely affect the rights of such Eligible Individual (or his Permitted Transferee) under such Award.

        15. Financing for Investment in Stock of the Company.  The Board of Directors may cause the Company or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Company or any subsidiary, to any Eligible Individual under the Stock Incentive Plan who shall have been so employed or so served for a period of at least six months at the end of the fiscal year ended immediately prior to arranging such financing; but the Board of Directors may, in any specific case, authorize financing for an Eligible Individual who shall not have served for such a period.  Such financing shall be for the purpose of providing funds for the purchase by the Eligible Individual of shares of Common Stock pursuant to the exercise of an Option or an Award of Restricted Stock and/or for payment of taxes incurred in connection with such exercise or Award, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Company.  The maximum amount of liability incurred by the Company and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors.   Each loan shall bear interest at a rate not less than that provided by the Code and other applicable law, rules, and regulations in order to avoid the imputation of interest at a higher rate.   Each recipient of such financing shall be personally liable for the full amount of all financing extended to him.   Such financing shall be based upon the judgment of the Board of Directors that such financing may reasonably be expected to benefit the Company, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Company or such subsidiary, and applicable laws.  If any such financing is authorized by the Board of Directors, such financing shall be administered by the Board of Directors.

        16. Severability.  In the event that any one or more provisions of the Stock Incentive Plan or any Agreement, or any action taken pursuant to the Stock Incentive Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Incentive Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Stock Incentive Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

        17. Applicable Law. The Stock Incentive Plan shall be governed and interpreted, construed and applied in accordance with the laws of the State of Pennsylvania.

        18. Withholding.  A holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state, local or other tax requirements.

        19. Miscellaneous.

            (a) The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

            (b) The term "terminated for cause" shall mean termination by the Company (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Company (or a subsidiary thereof), (ii) willful misconduct, contrary to the interests of the Company (or a subsidiary thereof), or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise.  In the event of any dispute regarding whether a termination for cause has occurred, the Board of Directors may by resolution resolve such dispute, and such resolution shall be final and conclusive on all parties.

            (c) The term "change in control" shall mean an event or series of events that results in (i) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a "person" within the meaning of Sections 13(d)(3) of the Exchange Act, other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan of the Company or such subsidiary (or such plan's related trust), become(s) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 20% or more of the then outstanding voting stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new director whose election by the Company's Board or whose nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (iii) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company).

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